SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of Earliest Event Reported)    September 18, 2003
                                                     ---------------------------


       Securitisation Advisory Services Pty. Limited (ABN 88 064 133 946)
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             (Exact Name of Registrant as Specified in its Charter)


             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)


            333-44600                                 Not Applicable
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      (Commission File Number)              (I.R.S. Employer Identification No.)


  Level 6, 48 Martin Place, Sydney, 2000 Australia           Not Applicable
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    (Address of Principal Executive Offices)                   (Zip Code)


                              (011) 612-9378-5293
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             (Registrant's Telephone Number, Including Area Code)


                              Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)





                         Exhibit Index Located on Page 5

Item 5.     Other Events.

      On September 14, 2000 (the "Closing Date"), Perpetual Trustee Company Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the Series 2000-2G Medallion Trust (the "Trust"), publicly issued initial principal amount U.S. $1,060,200,000 of Class A-1 Mortgage Backed Floating Rate Notes due on the distribution date falling in December, 2031 (the "Notes") pursuant to a registration statement (No. 333-44600) declared effective on August 30,2000.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2000. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 19, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on September 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2001. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on September 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on December 18, 2002. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on March 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on June 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

      A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the distribution date falling on September 18, 2003. In connection with this distribution date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Class A-1 noteholders, the Issuer Trustee and The Bank of New York, New York Branch, as principal paying agent and US Dollar note trustee.

Item 7.     Financial   Statements,   Pro  Forma  Financial   Information  and
            Exhibits.

      List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

            (a)   Financial Statements of Business Acquired.

                  Not applicable

            (b)   Pro Forma Financial Information.

                  Not applicable

            (c)   Exhibits.

            Exhibit
               No.      Document Description
               ---      --------------------

              99.4 Quarterly Servicing Report related to September 18, 2003 Distribution Date

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SECURITISATION ADVISORY
                                 SERVICES PTY. LIMITED
                                      (Registrant)


Dated: September 22, 2003        By:    /s/ DAVID SPIRITOSANTO
                                    ------------------------------------
                                    Name: David Spiritosanto
                                    Title: Authorised Officer

INDEX TO EXHIBITS

            Exhibit
               No.      Document Description
               ---      --------------------

              99.4 Quarterly Servicing Report related to September 18, 2003 Distribution Date